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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

ZHONG SEN INTERNATIONAL TEA COMPANY

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

3225 McLeod Drive, Suite 100 Las Vegas, Nevada		89103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 247-4832

14th Floor Guo Fang Building, No.68 Wu Yi Road

Kunming City, Yunnan Province, P. R. China 650032

______________________________________________________________________________________________________________________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.01 Changes in Control of Registrant

As of February 26, 2013, Marc Angell holds a controlling interest in the Company and may unilaterally determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders. Mr. Angell purchased 19,112,422 shares of Common Stock from Li Wang for $100,000.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2013, Li Wang, Binquan Zhang, Jun Zou, Nie Pin and Zhongping Zhou resigned from the Board of Directors, and Li Wang and Nie Pin resigned as officers of the Company.

Also on February 26, 2013, the Board of Directors appointed Marc Angell to the Board of Directors, and as the Company’s President, Chief Executive Officer, Chief Financial Officer and Secretary. A summary of background and business experience of Mr. Angell is as follows:

Marc Angell. Mr. Angell, age 55, has been the Chief Executive Officer of Music of Your Life, Inc., since November 2012. Mr. Angell acquired the well-known Music of Your Life trademark in 2008, and in 2009 formed Global Radio Network, Inc as its CEO to operate the syndicated radio network known as Music of Your Life.

In November 2012, Angell formed Music of Your Life, Inc. as an entertainment company to capitalize on the growth and development of the Music of Your Life trademark and branding, including radio, TV, live concerts, and merchandising. Angell has entered into deals with Time-Life and PBS for music catalogs and television shows.

Mr. Angell, was a director of Wireless Village, Inc., a telecommunications solution provider, and Concierge Technologies, Inc. from June, 2004 to January, 2008. In 2000, Mr. Angell became the founder and President of Planet Halo, a wireless telecommunications company, until he sold it in May, 2004 to the public company Concierge Technologies, Inc. (OTC:BB CNCG).

In January 1990 Mr. Angell founded Angellcom, a supplier and distributor of one-way paging devices in the U.S. He remained its CEO until 1999. Mr. Angell conceptualized, designed and marketed both the one-way pagers for Angellcom and the Halo device for Planet Halo.

During the 1990s, Mr. Angell was also involved in the land mobile radio business as a license holder and manager of 220MHz radio systems throughout the United States and Mexico. At the time, Mr. Angell was the first, and only American to own a nationwide wireless license in Mexico issued by the government agency, COFITEL.

In 1996, Angell settled a landmark trademark infringement battle against Motorola for the use of his trademark “Wings”.

Angell is the original owner of the “iPad” trademark and currently owns several trademarks and patents, including the emerging “iRadio” mark.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zhong Sen International Tea Company

Date: March 6, 2013	By:	/s/ Marc Angell
Marc Angell President